Exhibit 99.2

Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)	Dec 31,	Sept 30,	Dec 31,
	2009	2009	2008
ASSETS:
Cash and due from banks	$573,006	$467,939	$140,295
Investments and mortgage-backed securities ("MBS") available for sale	2,160,325	2,489,359	2,639,290
Investments held to maturity	17,646	167,559	175,830
Loans receivable, net	7,344,199	7,968,947	8,807,094
Loans held for sale (at fair value: $189,185, $186,675 and $112,191)	190,412	187,637	112,777
Other real estate owned, net ("OREO")	83,272	71,187	62,320
Office properties and equipment, net	92,037	91,692	93,195
Bank owned life insurance ("BOLI")	164,743	162,948	157,236
Goodwill, net	0	0	227,558
Other intangible assets, net	21,827	23,052	26,725
Prepaid expenses and other assets, net	229,956	243,170	348,396
Total assets	$10,877,423	$11,873,490	$12,790,716
LIABILITIES:
Deposits	$7,775,190	$8,277,107	$8,350,407
Advances from Federal Home Loan Bank	1,337,167	1,435,809	1,726,549
Repurchase agreements and fed funds	1,049,146	1,092,968	1,163,023
Other borrowings	248,281	248,280	248,276
Accrued expenses and other liabilities	144,390	153,478	161,425
Total liabilities	10,554,174	11,207,642	11,649,680
SHAREHOLDERS' EQUITY:
Preferred stock	294,136	293,614	291,964
Common stock	52,211	52,398	52,134
Additional paid-in capital	910,663	910,535	909,386
Accumulated comprehensive loss:
Unrealized gain (loss) on investments and MBS (1)	16,284	26,279	(17,866)
Accumulated deficit	(950,045)	(616,978)	(94,582)
Total shareholders' equity	323,249	665,848	1,141,036
Total liabilities and shareholders' equity	$10,877,423	$11,873,490	$12,790,716
Book value per common share	$0.56	$7.10	$16.29
Tangible book value per common share (2)	$0.14	$6.66	$11.41
Common shares outstanding at end of period	52,211,090	52,397,717	52,134,030
Shareholders' equity to total assets	2.97%	5.61%	8.92%
Tangible shareholders' equity to tangible assets (3)	2.78%	5.42%	7.07%
Tangible common shareholders' equity to tangible assets (4)	0.07%	2.95%	4.74%

(1) Net of deferred income taxes.
(2) Common equity less goodwill and other intangible assets divided by common shares outstanding.
(3) Shareholders' equity less goodwill and other intangible assets divided by assets less goodwill and other intangible assets.
(4) Excludes preferred equity from tangible shareholders' equity to tangible assets ratio.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(in thousands, except per share amounts, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2009	2009	2008	2009	2008
INTEREST INCOME:
Loans	$109,469	$119,096	$137,216	$479,436	$599,192
Mortgage-backed securities	23,907	27,148	27,559	108,513	102,863
Investments and cash	2,553	2,524	4,335	11,398	13,007
Total interest income	135,929	148,768	169,110	599,347	715,062
INTEREST EXPENSE:
Deposits	35,733	40,606	56,928	169,261	234,337
Borrowings	19,245	21,103	28,844	86,109	121,173
Total interest expense	54,978	61,709	85,772	255,370	355,510
Net interest income	80,951	87,059	83,338	343,977	359,552
Provision for credit losses	(340,257)	(195,505)	(228,517)	(681,371)	(333,597)
Net interest income after provision	(259,306)	(108,446)	(145,179)	(337,394)	25,955
NONINTEREST INCOME:
Fees and service charges	14,520	15,088	14,377	58,326	59,867
Mortgage banking operations	10,773	9,485	6,792	47,298	27,651
Loan servicing fees	677	1,146	(855)	2,378	431
BOLI	1,733	1,815	711	6,954	5,286
Gains on sales of securities	1,085	825	0	13,467	409
Other	(723)	(928)	949	(4,609)	(1,749)
Total noninterest income	28,065	27,431	21,974	123,814	91,895
NONINTEREST EXPENSES:
Employee compensation and benefits	40,215	41,924	37,259	165,254	159,133
Occupancy and equipment	14,716	12,859	11,070	50,452	44,124
OREO	11,944	9,808	19,545	48,041	19,787
Amortization of core deposit intangibles	1,224	1,225	1,224	4,898	4,901
Other	26,371	24,551	20,103	101,329	77,572
Noninterest expenses before impairment charge	94,470	90,367	89,201	369,974	305,517
Goodwill impairment	0	227,558	223,765	227,558	223,765
Total noninterest expenses	94,470	317,925	312,966	597,532	529,282
Income (loss) before income taxes	(325,711)	(398,940)	(436,171)	(811,112)	(411,432)
Income tax benefit (provision)	(3,000)	(60,467)	81,088	(26,982)	75,898
Net income (loss)	(328,711)	(459,407)	(355,083)	(838,094)	(335,534)
Preferred stock dividend	(4,357)	(4,318)	(1,208)	(17,369)	(1,208)
Net income (loss) applicable to common shareholders	$(333,068)	$(463,725)	$(356,291)	$(855,463)	$(336,742)
Earnings per common share - basic	$(6.41)	$(8.93)	$(6.87)	$(16.48)	$(6.51)
Earnings per common share - diluted	$(6.41)	$(8.93)	$(6.87)	$(16.48)	$(6.51)
Average common shares outstanding - basic	51,947,107	51,922,871	51,848,814	51,922,275	51,721,671
Average common shares outstanding - diluted	51,947,107	51,922,871	51,848,814	51,922,275	51,721,671

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2009	2009	2008	2009	2008
LOAN ORIGINATIONS:
Residential real estate	$684,627	$705,721	$341,043	$3,047,380	$1,464,673
Multifamily real estate	3,280	12,781	39,026	82,696	170,975
Commercial real estate	41,527	18,771	74,989	176,256	326,853
Construction:
Residential	8,862	5,182	33,984	32,692	383,922
Multifamily	0	0	13,050	0	25,374
Commercial	1,435	13,550	35,350	31,968	192,755
Total construction	10,297	18,732	82,384	64,660	602,051
Consumer - direct	29,298	50,811	48,815	191,789	326,763
Consumer - indirect	8,788	24,420	30,935	99,813	190,177
Commercial banking	67,008	58,282	102,672	318,544	541,978
Total loan origination volume	$844,825	$889,518	$719,864	$3,981,138	$3,623,470
PERFORMANCE RATIOS:
Return on assets	-11.38%	-14.98%	-11.04%	-6.81%	-2.65%
Return on common equity	-504.3%	-257.4%	-128.0%	-129.8%	-28.8%
Return on common tangible equity (1)	-551.8%	-394.7%	-224.7%	-184.2%	-48.8%
Operating efficiency	86.7%	277.7%	297.2%	127.7%	117.2%
Non interest expense to assets	3.27%	10.37%	9.73%	4.86%	4.18%
Average assets	$11,461,202	$12,167,982	$12,794,718	$12,306,211	$12,667,762
Average common equity	$262,032	$714,832	$1,107,158	$659,278	$1,169,641
Average common tangible equity (1)	$239,457	$466,105	$630,831	$464,306	$689,450
REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	3.5%	7.0%	9.2%	3.5%	9.2%
Tier 1 (to risk-weighted assets)	4.9%	9.5%	11.7%	4.9%	11.7%
Total (to risk-weighted assets)	7.9%	11.1%	13.0%	7.9%	13.0%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	4.2%	6.8%	8.3%	4.2%	8.3%
Tier 1 (to risk-weighted assets)	5.9%	9.3%	10.6%	5.9%	10.6%
Total (to risk-weighted assets)	7.3%	10.6%	11.8%	7.3%	11.8%
OTHER:
Sales of financial products	$51,773	$56,422	$36,879	$177,769	$213,538
FTE employees at end of period (whole numbers)	2,641	2,600	2,481	2,641	2,481

(1) Average common tangible equity is average common equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Dec 31,	Sept 30,	Dec 31,
	2009	2009	2008
LOAN PORTFOLIO DETAIL:
Residential real estate	$839,170	$862,526	$867,384
Multifamily real estate	517,408	525,580	477,615
Commercial real estate	1,403,560	1,406,977	1,364,885
Construction:
Residential	720,964	988,827	1,455,860
Multifamily	233,501	264,399	324,818
Commercial	561,643	654,840	754,017
Total construction	1,516,108	1,908,066	2,534,695
Consumer - direct	792,957	812,695	859,222
Consumer - indirect	323,565	355,936	389,298
Commercial banking	2,301,944	2,380,888	2,532,158
Gross loans receivable	7,694,712	8,252,668	9,025,257
Deferred loan fees, net	(7,070)	(7,970)	(9,798)
Allowance for losses on loans	(343,443)	(275,751)	(208,365)
Net loans receivable	$7,344,199	$7,968,947	$8,807,094
DEPOSITS DETAIL:
Interest-bearing transaction accounts	$1,014,032	$818,281	$449,060
Noninterest-bearing transaction accounts	1,001,771	1,011,443	897,198
Savings and money market demand accounts	1,577,900	1,719,640	2,113,425
Time deposits - brokered	1,079,997	1,407,108	1,480,569
Time deposits - retail	3,101,490	3,320,635	3,410,155
Total deposits	$7,775,190	$8,277,107	$8,350,407
Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	46,621	45,180	45,083
Noninterest-bearing transaction accounts	162,143	162,100	154,038
Total transaction accounts	208,764	207,280	199,121

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Dec 31,	Sept 30,	Dec 31,
	2009	2009	2008
ALLOWANCE FOR CREDIT LOSSES:
Allowance - loans, beginning of quarter	$275,751	$223,709	$177,307
Provision	339,793	195,505	228,517
Charge-offs:
Residential real estate	(9,723)	(9,018)	(5,880)
Multifamily real estate	(3,080)	0	0
Commercial real estate	(30,842)	(11,047)	(7,749)
Construction:
Residential	(138,343)	(76,787)	(138,313)
Multifamily	(18,745)	(963)	0
Commercial	(50,198)	(38,057)	(7,443)
Total construction	(207,286)	(115,807)	(145,756)
Consumer - direct	(2,055)	(3,525)	(2,454)
Consumer - indirect	(1,516)	(1,569)	(1,913)
Commercial banking	(21,384)	(9,389)	(19,340)
Total charge-offs	(275,886)	(150,355)	(183,092)
Recoveries:
Residential real estate	18	902	15
Multifamily real estate	0	5	0
Commercial real estate	256	678	17
Construction:
Residential	2,170	4,473	88
Multifamily	0	0	0
Commercial	0	0	0
Total construction	2,170	4,473	88
Consumer - direct	127	204	80
Consumer - indirect	308	705	409
Commercial banking	906	54	24
Total recoveries	3,785	7,021	633
Net charge-offs	(272,101)	(143,334)	(182,459)
Transfers	0	(129)	(15,000)
Allowance - loans, end of quarter	343,443	275,751	208,365
Allowance - unfunded commitments, beginning of quarter	11,503	11,374	6,365
Provision	464	0	9
Charge-offs	0	0	(40)
Transfers	0	129	15,000
Allowance - unfunded commitments, end of quarter	11,967	11,503	21,334
Total credit allowance	$355,410	$287,254	$229,699
Net charge-offs to average net loans (annualized)	12.57%	6.40%	7.80%
Net charge-offs to average net loans (ytd)	6.17%	3.19%	2.37%
Loan loss allowance to total loans	4.47%	3.34%	2.31%
Total credit allowance to total loans	4.62%	3.48%	2.55%
Loan loss allowance to nonperforming loans	38.3%	36.9%	39.3%
Loan loss allowance to nonperforming loans excluding nonaccrual loans carried at fair value	177.5%	121.3%	89.0%
Total allowance to nonperforming loans	39.7%	38.4%	43.3%
NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	824,652	646,092	474,172
Restructured loans	71,279	101,437	56,618
Total nonperforming loans	895,931	747,529	530,790
OREO	91,478	81,361	79,875
Total nonperforming assets (NPA)	987,409	828,890	610,665
Specific reserve on nonperforming assets	(35,334)	(9,898)	(19,535)
Net nonperforming assets	$952,075	$818,992	$591,130
Nonperforming loans to loans	11.65%	9.07%	5.89%
NPA to total assets	9.08%	6.98%	4.77%
Loan delinquency ratio (60 days and over)	8.11%	7.43%	4.86%
Classified assets	$1,648,004	$1,250,737	$984,875
Classified assets/total assets	15.15%	10.53%	7.70%

Nonperforming assets by collateral type:
Residential real estate	$71,642	$68,045	$46,043
Multifamily real estate	20,478	13,474	4,757
Commercial real estate	69,540	44,225	7,753
Construction:
Residential	439,478	441,653	410,338
Multifamily	75,331	27,414	3,894
Commercial	167,867	127,306	70,607
Total Construction	682,676	596,373	484,839
Consumer - direct	5,803	5,232	5,053
Consumer - indirect	806	1,171	700
Commercial banking	136,464	100,370	61,520
Total nonperforming assets	$987,409	$828,890	$610,665

Sterling Financial Corporation
AVERAGE BALANCE AND RATE
(in thousands, unaudited)	Three Months Ended
	December 31, 2009			September 30, 2009			December 31, 2008
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$5,058,404	$56,633	4.44%	$5,230,402	$66,500	5.04%	$5,476,617	$79,623	5.78%
Commercial and consumer	3,528,302	52,992	5.96%	3,658,281	52,725	5.72%	3,829,468	57,728	6.00%
Total loans	8,586,706	109,625	5.07%	8,888,683	119,225	5.32%	9,306,085	137,351	5.87%
MBS	2,144,564	23,907	4.42%	2,348,941	27,148	4.59%	2,157,600	27,559	5.08%
Investments and cash	716,221	3,805	2.11%	510,093	3,493	2.72%	529,845	5,304	3.98%
Total interest-earning assets	11,447,491	137,337	4.76%	11,747,717	149,866	5.06%	11,993,530	170,214	5.65%
Noninterest-earning assets	13,711			420,265			801,188
Total average assets	$11,461,202			$12,167,982			$12,794,718
LIABILITIES and EQUITY:
Deposits:
Transaction	$1,968,576	724	0.15%	$1,854,150	630	0.13%	$1,327,354	272	0.08%
Savings	1,616,735	3,198	0.78%	1,730,058	3,434	0.79%	2,099,436	10,207	1.93%
Time deposits	4,484,636	31,811	2.81%	4,611,249	36,542	3.14%	4,959,533	46,449	3.73%
Total deposits	8,069,947	35,733	1.76%	8,195,457	40,606	1.97%	8,386,323	56,928	2.70%
Borrowings	2,677,671	19,245	2.85%	2,771,325	21,103	3.02%	3,145,202	28,844	3.65%
Total interest-bearing liabilities	10,747,618	54,978	2.03%	10,966,782	61,709	2.23%	11,531,525	85,772	2.96%
Noninterest-bearing liabilities	157,757			193,097			70,395
Total average liabilities	10,905,375			11,159,879			11,601,920
Total average equity	555,827			1,008,103			1,192,798
Total average liabilities and equity	$11,461,202			$12,167,982			$12,794,718
Tax equivalent net interest income and spread		$82,359	2.73%		$88,157	2.83%		$84,442	2.69%
Tax equivalent net interest margin			2.85%			2.98%			2.80%
Sterling Financial Corporation
AVERAGE BALANCE AND RATE
(in thousands, unaudited)	Twelve Months Ended
	December 31, 2009			December 31, 2008
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$5,321,761	$266,150	5.00%	$5,501,102	$350,718	6.38%
Commercial and consumer	3,685,058	213,828	5.80%	3,850,263	249,020	6.47%
Total loans	9,006,819	479,978	5.33%	9,351,365	599,738	6.41%
MBS	2,310,582	108,513	4.70%	2,051,882	102,863	5.01%
Investments and cash	631,044	15,647	2.48%	423,368	16,660	3.94%
Total interest-earning assets	11,948,445	604,138	5.06%	11,826,615	719,261	6.08%
Noninterest-earning assets	357,766			841,147
Total average assets	$12,306,211			$12,667,762
LIABILITIES and EQUITY:
Deposits:
Transaction	$1,824,175	2,534	0.14%	$1,321,932	1,372	0.10%
Savings	1,758,678	15,941	0.91%	2,173,133	46,231	2.13%
Time deposits	4,718,946	150,786	3.20%	4,553,160	186,734	4.10%
Total deposits	8,301,799	169,261	2.04%	8,048,225	234,337	2.91%
Borrowings	2,893,477	86,109	2.98%	3,292,287	121,173	3.68%
Total interest-bearing liabilities	11,195,276	255,370	2.28%	11,340,512	355,510	3.13%
Noninterest-bearing liabilities	158,666			136,082
Total average liabilities	11,353,942			11,476,594
Total average equity	952,269			1,191,168
Total average liabilities and equity	$12,306,211			$12,667,762
Tax equivalent net interest income and spread		$348,768	2.78%		$363,751	2.95%
Tax equivalent net interest margin			2.92%			3.08%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2009	2009	2008	2009	2008

Income (loss) before income taxes	$(325,711)	$(398,940)	$(436,171)	$(811,112)	$(411,432)
Goodwill impairment	0	227,558	223,765	227,558	223,765
Provision for credit losses	340,257	195,505	228,517	681,371	333,597
OREO	11,944	9,808	19,545	48,041	19,787
Interest reversal on nonperforming loans	21,518	16,638	10,442	60,608	28,602
Total (1)	$48,008	$50,569	$46,098	$206,466	$194,319
(1) Management believes that this presentation of non-GAAP results provides useful information to investors regarding the effects of the credit cycle on the Company's reported results of operations.